[THE AMERICAN FUNDS GROUP(R)]

NEW PERSPECTIVE FUND

1999 ANNUAL REPORT
for the year ended September 30

[cover photographs: close-up of atlast, satellite dish hovering over the earth, chronometer]


NEW PERSPECTIVE FUND(R) seeks long-term growth of capital through investments all over the world, including the United States.

New Perspective Fund is one of the 29 mutual funds in The American Funds Group,(r) the nation's third-largest mutual fund family. For more than six decades, Capital Research and Management Company, the American Funds adviser, has invested with a long-term focus based on thorough research and attention to risk.

RESULTS AT A GLANCE
(FOR THE YEAR ENDED
SEPTEMBER 30, 1999)

                               Average annual compound returns

                            ONE YEAR           FIVE YEARS         TEN YEARS          LIFETIME
                            TOTAL RETURN                                             (SINCE MARCH 13, 1973)
New Perspective Fund        +38.4%             +19.0%              +15.0%            +15.4%

Morgan Stanley Capital

International Indexes:/1/

  World Index               +29.9%             +16.4%             +10.6%             +14.5%

  USA Index                 +28.1%             +25.9%             +17.4%             +13.4%

Rank versus Lipper          42 OF 239          12 OF 91           1 OF 21            1 OF 6
global funds/2/


/1/ The indexes are unmanaged.

/2/ Source: Lipper, Inc. Rankings are based on total return and do not reflect the effects of sales charges.

FIGURES SHOWN ARE PAST RESULTS AND ARE NOT PREDICTIVE OF FUTURE RESULTS. SHARE PRICE AND RETURN WILL VARY, SO YOU MAY LOSE MONEY. INVESTING FOR SHORT PERIODS MAKES LOSSES MORE LIKELY. INVESTMENTS ARE NOT FDIC-INSURED, NOR ARE THEY DEPOSITS OF, OR GUARANTEED BY, A BANK OR ANY OTHER ENTITY. INVESTING OUTSIDE THE UNITED STATES IS SUBJECT TO ADDITIONAL RISKS, SUCH AS CURRENCY FLUCTUATIONS AND POLITICAL INSTABILITY, WHICH ARE DETAILED IN THE FUND'S PROSPECTUS.

About our cover: John Harrison's invention of the chronometer in 1730 changed world travel by allowing sailors to accurately calculate longitude for the first time. Pictured is the first of his five prototypes. It is an apt symbol for New Perspective Fund, which focuses on changes in international trade patterns and in economic and political relationships. Today, the satellite takes Harrison's simple timepiece to new heights.



FELLOW SHAREHOLDERS:

To rephrase an old classic, what a difference twelve months can make. In our last report to shareholders, we noted that pessimism over Asia's difficulties had sent stocks into a steep decline. Since then, the region has seen glimmers of a recovery, and stock prices have bounced back smartly. New Perspective Fund participated in the rebound.

For the 12 months ended September 30, the fund provided a remarkable gain of 38.4%, if, like most shareholders, you reinvested the two income dividends totaling 20 cents a share and the capital gain distribution of $1.57 a share that were paid during the year.

That was well ahead of the fund's relevant benchmarks. The unmanaged Morgan Stanley Capital International (MSCI) World Index rose 29.9% with dividends reinvested. The index measures 23 major stock markets, including the United States. Meanwhile, the 239 global equity funds tracked by Lipper, Inc. gained an average of 30.5% on a reinvested basis.

New Perspective's strong showing placed it in the top fifth of comparable funds for the 12 months, helping it retain its first-place ranking among the six global funds in existence over its lifetime. Rankings and returns over other periods are shown in the table at left.

These results benefited from the timing of our reporting period. New Perspective's fiscal year began on October 1, 1998, coinciding with what would prove to be the low that year for most stock markets. It is worth noting that the fund's two-year return - encompassing both the decline and subsequent rally
- was a still healthy 18.4% a year, which is more in line with results over the last decade.

MARKETS BOUNCE BACK

In the U.S., where New Perspective has the greatest concentration of assets, stock prices closed the fiscal year 28.1% higher.* Consumer confidence remained high, as the nation's economic expansion moved into its ninth vigorous year without an appreciable rise in inflation. Still, by midsummer, worries about the pace of growth had nudged up interest rates and pushed stock prices down some 6.6% from July through September. Elsewhere in the Americas, markets finished the year on a strong note. Canadian stocks appreciated 40.3%, measured in U.S. dollars; Mexico did even better, rising 45.2%.

*All country returns are based on MSCI indexes, expressed in dollar terms and assume reinvestment of dividends, unless otherwise indicated.

Stock prices in Europe, meanwhile, tended to be lackluster by comparison, as governments there struggle to manage economic growth. In Germany (+6.7%) and Italy (+12.1%), for example, high unemployment has hampered consumer spending; the United Kingdom (+16.7%) is grappling with the opposite problem of a possibly overheating economy and rising interest rates. Notable exceptions were France (+30.4%), where a number of well-publicized mergers buoyed investor confidence, and Sweden (+41.7%). Longer term, the prospects for European stocks are encouraging. Companies are merging at record rates in an effort to be more globally competitive, and the European Central Bank is trying to foster a more hospitable business environment and help stimulate growth.


[Begin Sidebar]
WHERE NEW PERSPECTIVE'S
ASSETS WERE INVESTED
percent invested by country

                                 9/30/99             9/30/98
ASIA/PACIFIC RIM                 16.5%               8.7%

Japan                            10.9                5.0

Australia                        2.6                 2.6

Taiwan                           1.6                 -

South Korea                      1.1                 .1

New Zealand                      .3                  .3

Hong Kong                        -                   .7

EUROPE                           29.1%               32.4%

United Kingdom                   8.7                 6.7

Germany                          5.0                 5.1

France                           4.1                 5.8

Netherlands                      3.2                 2.9

Sweden                           1.8                 3.7

Italy                            1.4                 1.1

Finland                          1.4                 2.2

Switzerland                      1.2                 2.5

Spain                            .8                  1.6

Norway                           .6                  .2

Denmark                          .5                  .6

Ireland                          .4                  -

NORTH AMERICA                    38.0%               40.3%

United States                    31.6                34.3

Canada                           4.9                 4.9

Mexico                           1.5                 1.1

OTHER                            3.5%                2.9%

CASH & EQUIVALENTS               12.9%               15.7%

                                 100.0%              100.0%

[End Sidebar]

ASIA DOMINATES

Asian stocks took center stage during the year, spurred by the region's surprisingly rapid economic turnaround. Businesses are restructuring in an effort to improve profitability, and governments are taking steps to enforce accountability, particularly within their banking systems. Japan seems to be pulling itself out of its worst recession since World War II: The first and second quarters of 1999 were the first consecutive quarters of growth in over two years.

In Japan, U.S. investors received an extra boost from a strengthening currency; stock prices rose 39.0% in yen, but 77.7% when those gains were translated into U.S. dollars. Elsewhere in the Pacific Basin, Australia rose by 24.9% and Taiwan by 40.8%. Korea gained an astounding 244.8%, albeit from a severely depressed base. We had been adding to our Asian investments when stock prices were still quite low, putting New Perspective in a good position to benefit from these strong advances.

A LOOK AT YOUR HOLDINGS

Not surprisingly, the fund's Asian investments topped the list of individual gainers for the year, but there was broad strength throughout the portfolio. Technology-related companies, regardless of where they are based, did especially well. Notable among them were Samsung Electronics (+492.0%), Fujitsu (+261.1%), Texas Instruments (+211.8%) and Micron Technology (+118.7%). New Perspective's biggest gainer during the year was Fuji Bank (+503.9%), which has agreed to join forces with two other Japanese banks to streamline operations and stave off competition from foreign institutions.


[Begin Sidebar]
NEW PERSPECTIVE FUND VERSUS THE MAJOR WORLD INDEXES/1/

                              12-MONTH TOTAL RETURN        LIFETIME TOTAL RETURN
WORLD'S MAJOR STOCK MARKETS/1/   (10/1/98-9/30/99)            (3/13/73-9/30/99)
(in order of weighting        Local                        Adjusted to      Local          Adjusted to
of the MSCI
World Index, as of            currency                     U.S.$/2/         currency       U.S.$/2/
9/30/99)

United States/3/

MSCI USA Index                -                            28.1%            -              2,740.8%

Japan                         39.0%                        77.7             497.5%         1,353.8

United Kingdom                20.5                         16.7             4,829.2        3,197.4

France                        43.3                         30.4             3,347.7        2,406.1

Germany                       17.2                         6.7              1,429.3        2,324.8

Switzerland                   21.7                         12.3             1,382.1        3,081.9

Netherlands                   26.6                         15.4             4,495.6        6,174.6

Canada                        35.0                         40.3             1,363.4        894.9

Italy                         23.3                         12.1             3,052.3        879.5

Spain                         27.9                         16.3             2,524.9        880.1

Australia                     13.4                         24.9             2,297.6        1,014.0

Hong Kong                     61.5                         61.1             1,784.2        1,136.0

Sweden                        48.3                         41.7             12,470.2       6,664.7

Belgium                       12.7                         2.6              3,460.4        3,492.7

Singapore                     125.7                        123.7            375.4          598.9

MSCI World Index/4/           -                            29.9             -              2,038.5



NEW PERSPECTIVE FUND          -                            38.4%            -              4,372.2%


/1/All figures include the reinvestment of dividends. Returns for international indexes are with gross dividends reinvested (i.e., without local withholdings taxes removed).

/2/Figures adjusted to reflect foreign exchange fluctuations relative to the U.S. dollar.

/3/United States market represented by the U.S. component of MSCI World Index; all other markets computed by Capital International Perspective S.A. and included in MSCI World Index. All indexes are unmanaged.

/4/ncludes the major stock markets throughout the world, weighted by size and adjusted to reflect foreign exchange fluctuation relative to the U.S. dollar. U.S. companies currently represent approximately 50% of the total index.
[End Sidebar]


[Begin Sidebar]
NEW PERSPECTIVE'S
10 LARGEST STOCK HOLDINGS
AT FISCAL YEAR-END
(as of 9/30/99)

                                                            % CHANGE FROM
                      % OF                                  10/1/98-9/30/99
COMPANY               NPF'S NET       COUNTRY               (in U.S. dollars)
                      ASSETS

Mannesmann            2.3%            Germany               +74.6%

Micron                2.1             United States         +118.7
Technology

AstraZeneca           2.1             United Kingdom        +24.3

Pfizer                2.0             United States         +1.8

Vodafone              1.9             United Kingdom        +110.9
AirTouch

Time Warner           1.9             United States         +38.8

Viacom                1.8             United States         +46.1

Ericsson              1.6             Sweden                +66.2

Philip Morris         1.4             United States         -25.8

Sony                  1.2             Japan                 +115.2

[End Sidebar]

As the table above shows, most of the 10 largest holdings posted sizable increases for the year. In addition to Micron Technology, they included such long-time holdings as Ericsson, Time Warner, Viacom and Sony. Mannesmann, the fund's largest investment, appreciated nearly 75% in price on top of last year's 92% gain. AstraZeneca and Vodafone AirTouch, both products of cross-border mergers earlier this year, also did well. Philip Morris was the only stock of the largest 10 to decline.

DIVERSE INDUSTRIES

As we have frequently mentioned, New Perspective's investment focus has always been set squarely on the long-term prospects of individual companies. At times, this emphasis has led to sizable holdings in a sector where our analysts see unusually attractive potential.

That has been the rationale behind our investments in telecommunications-related firms, which once again represent New Perspective's largest industry concentration. Over the years, many of these companies have merged or otherwise expanded the scope of their operations to take advantage of growing demand for increasingly sophisticated services. In the process, they have proven to be very rewarding investments.

Many service providers are collaborating with technology firms that can help them link voice, data and video. That trend has benefited such forward-looking companies as Cisco Systems (+121.8%), Lucent Technologies (+87.9%) and Motorola (+106.1%), to name a few. We discuss the remarkable convergence of technology and telecommunications beginning on page 12 in our feature article.

Meanwhile, pharmaceutical stocks, another large area of concentration, generally posted declines or only meager increases during the year - a result of concerns about the impact of proposed health care reforms in the U.S. That said, a few of the fund's drug company holdings bucked the trend and appreciated nicely in price. More importantly, pharmaceuticals have proven to be excellent long-term investments; going forward, innovative companies should continue to provide good returns. In a number of cases, we used the decline to add to our positions.


[Begin Sidebar]
GROWTH HAS ANOTHER IMPORTANT BENEFIT - NAMELY, THAT ECONOMIES OF SCALE HELP KEEP FUND EXPENSES LOW.
[End Sidebar]

GROWING OPPORTUNITIES

New Perspective Fund has continued to grow. Net assets at year-end stood at more than $25 billion, up more than 45% from 12 months ago. Much of that growth reflects appreciation in the portfolio, but we also welcomed many new shareholders, including a significant number of 401(k) retirement accounts.

New Perspective's method of portfolio management is helping to accommodate that growth. The multiple portfolio counselor system, as it is called, was developed 40 years ago by Capital Research and Management Company, which serves as investment adviser to New Perspective and all 29 of the American Funds. Because assets are divided among a number of portfolio counselors, managers can be added as the fund expands. New Perspective currently has eight primary portfolio counselors, with an average of 24 years of experience among them, and a research portfolio that draws on the expertise of Capital's many analysts.

Growth has another important benefit - namely, that economies of scale help keep fund expenses low. As the table on page 38 shows, New Perspective's annual expense ratio has trended downward, to 0.77% in fiscal 1999, or $77 for every $10,000 invested. That is less than half of the 1.73% average expense ratio for global equity funds, as measured by CDA/Wiesenberger.

TOWARD A NEW MILLENNIUM

While a 12-month return of nearly 40% is most welcome, we would certainly not envision a repeat of last year's extraordinary gains any time soon. As we mentioned earlier, the timing of our reporting period was an important factor in the magnitude of the fund's return, and we would urge shareholders to temper their expectations accordingly.

Indeed, there are signs of turbulence in the pipeline. The recent rise of interest rates in this country has injected a degree of uncertainty into global markets, many of which rely on the continued vigor of U.S. consumer demand. It remains to be seen whether inflation will, in fact, intensify, or whether the worst is already behind us.

Longer term, of course, global opportunities abound. Asia's economic tide finally seems to have turned. Technological innovation is beginning to fulfill its promise on a global scale, linking businesses and clients more profitably and efficiently than we ever could have imagined. Worldwide deregulation has increased the potential for companies to successfully position themselves in a global marketplace.

In the shadow of a new millennium, it seems appropriate to review major events that have helped shape New Perspective's universe and look forward to future endeavors. We invite you to join us, in the article following this letter.

We look forward to reporting to you in six months.

Cordially,

/s/Walter P. Stern
Walter P. Stern

Chairman of the Board

/s/Gina H. Despres
Gina H. Despres
President

November 12, 1999

[photographs:  Walter P. Stern, Gina H. Despres]
[Begin Caption]
Walter P. Stern           Gina H. Despres
[End Caption]


THE VALUE OF A LONG-TERM PERSPECTIVE

There have always been reasons not to invest. If you look beyond the negative headlines, however, you will find that, despite occasional stumbles, financial markets have tended to reward investors over the long term. Active management - bolstered by experience and careful research - can add even more value: As the chart below shows, over its lifetime, New Perspective Fund has done demonstrably better than its relevant benchmarks.

Dividends, particularly when reinvested, have accounted for a large portion of the fund's overall results. The table beneath the chart breaks down the fund's year-by-year total returns into their income and capital components.

LOW FUND EXPENSES, LOW TURNOVER RATE
(for the 12 months ended September 30, 1999)

New Perspective Fund's expense ratio was 0.77% in fiscal 1999. That's only $77 for every $10,000 invested and less than half of the 1.73% average expense ratio for global equity funds, as measured by CDA/Wiesenberger.

The fund's turnover rate (the rate at which holdings are bought and sold) is also low, keeping transaction costs and tax consequences contained. New Perspective's 29% turnover rate means that stocks are held for an average of
3.4 years. The average global equity fund has a turnover rate of 91%, or an average holding period of only 1.1 years, according to Lipper, Inc.


[Begin Sidebar]
How a $10,000 investment has grown
[begin line chart]

1973               World oil crisis
1974               President Nixon resigns
1975               New York City threatens bankruptcy
1976               Pol Pot controls Cambodia
1977               OPEC oil crisis
1978               Global unemployment escalates
1979               Inflation hits double digits
1980               Gold prices plunge
1981               U.S. interest rates peak
1982               Recession hobbles world economies
1983               USSR downs Korean jet
1984               Iran/Iraq war escalates
1985               U.S. becomes debtor nation
1986               Gorbachev calls for sweeping
                   economic changes
1987               U.S. banks suffer major losses
1988               Global stock market collapse
1989               Eastern European uprising
1990               Tiananmen Square
1991               Persian Gulf war
1992               Soviet regime disintegrates
1993               European currency crisis
1994               Fed raises interest rates six times
1995               Mexican peso devalued
1996               Technology stocks decline
1997               Asian "flu"
1998               Developing markets stumble
1999               Y2K computer fears

Average Annual Compound Returns*
(for periods ended September 30, 1999)

10 Years           +14.35%

5 Years            +17.64%

1 Year             +30.48%


*Assumes reinvestment of all distributions and payment of the 5.75% sales charge at the beginning of the stated periods.

$421,569/1,2/
New Perspective Fund
with dividends
reinvested

$284,022
MSCI USA Index
with dividends
reinvested

$213,911
MSCI World Index
with dividends
reinvested

$208,988/1/
New Perspective Fund
excluding dividends

$10,000/1/
original investment


             New
             Perspective    New
Year         Fund           Perspective      MSCI USA        MSCI World
ended        TOTAL VALUE    Fund             Index with      Index with
September    Dividends      excluding        dividends       dividends
30           Reinvested     dividends        reinvested      reinvested
1973#        $9,938         9,938            9,644           9,496

1974         7,402          7,163            5,796           5,886

1975         10,769         9,952            7,954           7,647

1976         12,720         11,422           10,379          9,328

1977         13,050         11,455           9,925           9,685

1978         17,342         14,861           10,953          11,895

1979         20,100         16,796           12,042          13,362

1980         24,866         20,250           14,200          15,945

1981         25,315         19,890           13,948          14,919

1982         27,151         19,984           15,458          15,314

1983         39,093         27,040           22,064          21,629

1984         39,494         26,488           23,019          22,861

1985         45,578         29,654           26,527          28,617

1986         63,273         40,227           34,776          45,581

1987         94,727         59,058           49,353          65,809

1988         81,233         49,459           42,818          61,905

1989         103,968        61,424           56,868          77,872

1990         98,896         57,024           52,008          61,430

1991         122,493        68,768           68,580          76,958

1992         132,337        72,828           76,198          76,629

1993         156,604        84,828           86,165          92,637

1994         176,345        94,260           89,637          100,116

1995         209,200        110,088          117,232         115,102

1996         231,461        119,477          142,355         131,445

1997         300,835        152,607          199,607         163,819

1998         304,530        152,236          221,657         164,657

1999         421,569        208,988          284,022         213,911


[end chart]

Year ended September 30        1993#        1974         1975         1976         1977         1978         1979

New Perspective Fund

Total Value

Dividends reinvested           -            $325         401          337          280          318          444

Value at year-end/1/           $9,938       7,402        10,769       12,720       13,050       17,342       20,100

Total Return                   (0.6)%       (25.5)       45.5         18.1         2.6          32.9         15.9



Year ended September 30        1980         1981         1982         1983         1984         1985         1986

New Perspective Fund

Total Value

Dividends reinvested           501          931          1,667        1,830        1,205        1,196        1,178

Value at year-end/1/           24,866       25,315       27,151       39,093       39,494       45,578       63,273

Total Return                   23.7         1.8          7.3          44.0         1.0          15.4         38.8



Year ended September 30        1987         1988         1989         1990         1991         1992         1993

New Perspective Fund

Total Value

Dividends reinvested           1,393        1,820        2,605        2,617        2,979        2,524        2,172

Value at year-end/1/           94,727       81,233       103,968      98,896       122,493      132,337      156,604

Total Return                   49.7         (14.2)       28.0         (4.9)        23.9         8.0          18.3



Year ended September 30        1994         1995         1996         1997         1998         1999

New Perspective Fund

Total Value

Dividends reinvested           2,231        2,813        4,129        4,365        4,388        3,041

Value at year-end/1/           176,345      209,200      231,461      300,835      304,530      421,569

Total Return                   12.6         18.6         10.6         30.0         1.2          38.4


Average annual compound return for 26-1/2 years      15.1%/1,2/

#For the period March 13, 1973 (commencement of operations), through September 30, 1973.

/1/These figures, unlike those shown elsewhere in this report, reflect payment of the maximum sales charge of 5.75% on the $10,000 investment. Thus, the net amount invested was $9,425. As outlined in the prospectus, the sales charge is reduced for larger investments. The maximum intitial sales charge was 8.5% prior to July 1, 1988. There is no sales charge on dividends or capital gain distributions that are reinvested in additional shares. No adjustment has been made for income or capital gain taxes.

/2/Includes reinvested dividends of $47,690 and reinvested capital gain distributions of $120,218.
Past results are not predictive of future results.
[End Sidebar]

[photographs: close-up of atlast, satellite dish hovering over the earth, chronometer]

THE BENEFITS OF CHANGE:

A LOOK BACK AT NEW PERSPECTIVE FUND'S GLOBAL APPROACH


[Begin Sidebar]
New Perspective Fund's early years saw oil prices quadruple and inflation skyrocket.
[End Sidebar]

On the premise that nothing endures but change, New Perspective Fund was begun 26 years ago with an unusual focus: to capitalize on opportunities presented by evolving trade patterns and economic and political relationships. Staying abreast of those changes has been a complex, research-intensive enterprise - and well worth the effort.

New Perspective's global outlook is perhaps best demonstrated by the portfolio listings that begin on page 18 of this report. Many of the holdings are well-known corporations - household names such as Time Warner, Nestle, Sony and Caterpillar. Others may be less familiar. Regardless of where these firms are based or what they specialize in, they share an important characteristic: All of them serve a global clientele and do a sizable portion of their business outside the country in which they are based. None is confined to a single market.

That global focus matches New Perspective's own approach to the investment process. The fund's investment adviser, Capital Research and Management Company, relies on intensive global research to get to know companies inside and out. Analysts spend thousands of hours a year on the road, meeting with executives, touring production facilities and interviewing suppliers and competitors. Most importantly, they leverage the information they've gathered by communicating with each other extensively. That integrated research effort, involving constant dialogue and a continuous exchange of ideas, results in a broad base of knowledge that sets Capital Research - and New Perspective Fund - apart.

That knowledge gives us a decided advantage when it comes to assessing valuations in the marketplace. Finding solid long-term investments that are also reasonably priced isn't easy. Because we focus on company fundamentals - on the long-term prospects of well-run businesses - we often spot "diamonds in the rough" long before other investors. While not every investment decision has been successful, our ability over the years to anticipate trends and our willingness to go against the grain has paid off handsomely for shareholders.

On the cusp of a new millennium, it seems appropriate to review some of the developments that have shaped New Perspective's investment universe over the past 26 years. On the following pages, we highlight three major investment trends - natural resources in the 1970s, consumer goods in the 1980s and telecommunications in the 1990s - that show how research helps us get there early and capitalize on change.

OUT OF SCARCITY, OPPORTUNITY:
NATURAL RESOURCES IN THE 1970S
New Perspective Fund's attention to international change came into play right at the starting gate. In 1973, our first year of operations, the world was enmeshed in conflict in the Middle East, an energy crisis and widespread crop failures, all of which contributed to severe global inflation.

The tensions caused by this series of shocks led us to maintain a fairly cautious stance in that first year. Nonetheless, in the midst of these unsettling changes, we found pockets of opportunity, particularly among basic resources industries such as energy, metals, timber and minerals.

[Begin Caption]
THE MID- TO LATE-70S: A FOCUS ON NATURAL RESOURCES
[photographs: offshore oil rig, staircare against building, car gas tank] [End Caption]

[Begin Sidebar]
NATURAL RESOURCES IN THE 1970S
FOR THE PERIOD 3/31/73 THROUGH 3/31/80
(indexed to 100)
[begin line chart]

Date                 Energy Stocks        MSCI World          Metals (non-
                                          Index               ferrous Stocks)

3/31/73              100.00               100.00              100.00

9/30/73              95.16                99.06               109.22

3/31/74              81.70                90.23               108.59

9/30/74              56.62                62.90               70.85

3/31/75              74.16                77.36               84.75

9/30/75              70.30                95.32               102.85

3/31/76              82.48                102.83              104.61

9/30/76              80.30                102.46              99.29

3/31/77              82.00                104.17              79.92

9/30/77              82.35                99.11               76.26

3/31/78              96.04                114.26              95.25

9/30/78              96.65                128.39              109.22

3/31/79              102.74               163.07              130.42

9/30/79              93.52                172.59              138.19




[end chart]


(Source: Morgan Stanley Capital International. Figures reflect dividends taken in cash.)
[End Sidebar]

[Begin Caption]
LARGE HOLDINGS IN THE 1970S INCLUDED ATLANTIC RICHFIELD AND ALCAN ALUMINIUM. [End Caption]

In October 1973, a decision by OPEC members to cut back petroleum production and curtail shipments suddenly quadrupled the cost of oil. At the same time, growing demand for materials such as paper, metals and chemicals pushed up their prices much faster than the average inflation rate. Gold prices soared, too, as people sought a hedge against double-digit inflation. As Bill Newton, one of the fund's original portfolio counselors, remembers, "We noticed that, seemingly overnight, the world had shifted from a low-cost environment for raw materials to a high-cost one."


[Begin Sidebar]
[photograph:  John Harrison]
JOHN HARRISON'S CHRONOMETER:

THE BIRTH OF A NEW PERSPECTIVE

Without a reliable method for determining longitude, sea travel was fraught with peril. Until the end of the eighteenth century, ships easily steered off course or foundered near rocky shoals. To overcome these dangers, merchants tended to stick to well-traveled sea-lanes, inviting pirate attack. Solving the "longitude problem," as it was known, was critical, but it had baffled some of the greatest minds in science for centuries.

The solution, wrote Sir Isaac Newton, was a watch that could keep time exactly. But, he predicted, "by reason of the motion of the ship, the Variation of Heat and Cold, Wet and Dry, and the Difference of Gravity in different Latitudes, such watch hath not been made, and is not likely to be either."

Some sixteen years later, in 1730, John Harrison, a self-taught watchmaker from northern England, proved Newton wrong, by ultimately creating five prototypes.

Using his chronometer - with its self-contained seesaws and springs, counterbalanced to withstand the wildest waves - a sailor could measure longitude and accurately calculate his global position for the first time in history. Harrison's invention was no more than a simple mechanical watch, but it was an indispensable tool for seeing the world anew - providing a truly new perspective.

In many ways, the chronometer is an apt symbol for New Perspective Fund, which is guided by a special mandate to focus on changes in international trade patterns and economic and political relationships. Like John Harrison's groundbreaking timepiece, that focus helps us see the world anew every day. [End Sidebar]

Although New Perspective Fund had just begun operations, Capital Research had been following these global industries for many years. Analysts had been visiting oil wells and refineries in Saudi Arabia, interviewing experts on the Middle East and calling on oil company executives around the world. By the late 1960s, we had begun to take note of certain patterns that seemed to portend shortages down the line.

Among them was a trend toward nationalization and a suspicion by certain resource-rich nations of foreign interests. "After Iran began edging out foreign oil companies in the mid-'50s," recalls portfolio counselor Gregg Ireland, who for many years served as an oil and gas analyst, "producers of oil and other basic materials began cutting back their investments in places like the Middle East and Africa, fearing that their assets would be expropriated. That contributed to the scarcity we saw through much of the 1970s."

While no one could have anticipated the full impact of these shortages, the fund's investment professionals were alert to the possibilities and in a position to act quickly. By the close of its first fiscal year, nearly one-third of New Perspective's net assets were invested in energy and basic materials companies. Holdings included Atlantic Richfield, Royal Dutch Petroleum, Alcan Aluminium and Kerr-McGee, a nuclear fuel producer at that time. Through a good part of the 1970s, these stocks did far better than the market as a whole.

MAKING WAY FOR THE 1980S:
CONSUMER PRODUCTS AND THE
EMERGENCE OF THE GLOBAL BRAND

The 1980s heralded a shift in market leadership from commodities to consumer goods. Fueled by a rush of technological innovation, this was the "sweet spot" for the VCR and the Walkman(r) personal stereo; for Zantac and so-called "alpha" drugs such as Prozac; and for globally recognized names like Kodak and Time magazine. The most successful products appealed to a world clientele and boosted the fortunes - and stock prices - of companies that could take advantage of their global appeal.


[Begin Caption]
[photo collage: youth looking at computer, lab equipment, newpaper headline] THE 1980S WITNESSED A SHIFT FROM COMMODITIES TO SUCH CONSUMER GOODS AND SERVICES AS ENTERTAINMENT, PHARMACEUTICALS AND ELECTRONICS.
[End Caption]

The growth of these companies was brought on by a number of changes affecting international trade. Recovery from the recessions of the 1970s had renewed capital investment worldwide and invigorated consumer demand. Japan had emerged as an economic powerhouse and was producing an increasingly large share of the world's cars and electronics. Meanwhile, Eastern Europe and Southeast Asia moved toward an open-market economy, raising living standards in those regions and creating new opportunities for multinational businesses.

By the early 1980s, we were well aware of these trends - and busily capitalizing on them. At that point, for example, Thierry Vandeventer, a long-time portfolio counselor for the fund, had been calling on Japanese companies as an analyst for more than 15 years. In the late 1970s, when weak stock prices and a strengthening dollar provided an opportunity to build up large positions in Matsushita Electric and Hitachi, Thierry leapt at the chance. "These two companies had already made inroads into America's consumer goods business with their color televisions," he recalls, "and were forging ahead with new technology for VCRs. Based on what we had learned about the management of these firms and the prospects for these products, it was clear that their stock prices were too good to pass up." Both of these stocks outpaced the Japanese market, which was itself soaring, through a good part of the 1980s.

The fund had similar success with its holdings in SmithKline, Yamanouchi and other pharmaceutical concerns, thanks to the collective expertise of the fund's health care analysts around the world. In the case of Yamanouchi, for instance, our analysts' global expertise helped us recognize the potential of the company's new blood pressure drug quite early on. Perdipine, as it was known, went on to surpass even Yamanouchi's expectations and became one of Japan's top-selling drugs; likewise, due to the insights gained by our research, Yamanouchi's stock proved to be a very rewarding investment for New Perspective.

[Begin Caption]
[photo collage: headphone with personal radio, Honda car sign, Pfizer medication]
THE 1980S: CONSUMER GOODS TAKE CENTER STAGE
[End Caption]

[Begin Sidebar]
CONSUMER GOODS IN THE 1980S
FOR THE PERIOD 3/31/80 THROUGH 3/31/90
(indexed to 100)
[begin line chart]

Date                       Consumer Goods             MSCI World Index
                           Stocks

3/31/80                    100.00                     100.00

9/30/80                    124.50                     122.20

3/31/81                    129.47                     135.41

9/30/99                    111.04                     122.21

3/31/82                    106.34                     122.35

9/30/82                    108.25                     134.17

3/31/83                    135.12                     164.29

9/30/83                    146.77                     177.64

3/31/84                    154.20                     182.06

9/30/84                    149.25                     181.67

3/31/85                    165.34                     199.70

9/30/85                    180.30                     213.10

3/31/86                    251.79                     322.87

9/30/86                    279.24                     351.79

3/31/87                    354.06                     438.73

9/30/87                    394.76                     517.52

3/31/88                    368.60                     475.63

9/30/88                    362.86                     465.12

3/31/89                    409.41                     516.24

9/30/89                    446.83                     594.90

3/31/90                    393.48                     543.62


[end chart]


(Source: Morgan Stanley Capital International. Figures reflect dividends taken in cash.)
[End Sidebar]

[Begin Caption]
LARGE HOLDINGS IN THE 1980S INCLUDED MATSUSHITA ELECTRIC, TIME, INC., AND YAMANOUCHI PHARMACEUTICAL.
[End Caption]

A global approach to research and investing also helps us put stock valuations in perspective. "When you assess companies in the context of how their industry is doing worldwide," explains Darcy Kopcho, an analyst covering the auto industry, "it keeps you from making judgments in a vacuum." In the 1980s, for example, the discrepancy between Japanese auto stocks and their U.S. counterparts led her to study their comparative advantages. "What became apparent to us," she notes, "was that two or three companies with similar long-term prospects often had stock valuations that were widely divergent. That was something I couldn't have known if my research had been confined to a single market."

Ultimately, stock prices for consumer goods companies would appreciate some 400% during the 1980s. New Perspective was in a good position to participate in that growth. By 1982, consumer brand names - like Matsushita Electric (owner of Panasonic), Sony, Time, SmithKline, Daimler-Benz and Philip Morris, to name a few - represented more than one-fifth of net assets.

THE GREAT CONVERGENCE: COMMUNICATIONS MEETS TECHNOLOGY IN THE 1990S

In the last decade, the communications revolution has presented investors with a well-stocked pond of opportunities. That has been particularly true for telecommunications companies - service providers, equipment manufacturers and network builders. In many ways, these businesses form an industry that was created by change.

Not long ago, telephone companies seemed to offer little in the way of investment potential. AT&T's dominance in the U.S. seemed unassailable, and most overseas phone companies were bureaucratic, state-run affairs. Everything began to change in the mid-1980s, with the breakup of Ma Bell's monopoly in this country; soon after, governments outside the U.S. pushed to privatize their national phone companies. More recently, worldwide deregulation has opened once-protected markets, making the industry not only competitive, but also focused on growth.

The industry is undergoing yet another sea change as service providers maneuver to lead the next wave of the information revolution. Phone lines are now linking voice, data and video and doing it more cheaply than ever. In the last decade, wireless phones have gone from being a novelty to a mass-market consumer product and an indispensable business tool.

[Begin Caption]
[photograph:  chronometer]
THE H-4, HARRISON'S FOURTH - AND MOST ACCURATE - MARINE CHRONOMETER.
[End Caption]

[Begin Sidebar]
INVESTING IN CHANGE:

A LOOK AT NEWS CORP.

[photo collage: "The X Files", Fox network logo, satellite dish, "Channel V", globe, "The Times"]

New Perspective's integrated research effort spans countries and industries. Multiple viewpoints often help the fund's analysts uncover "gems" that others may have missed.

That was certainly the case with News Corp., which was first added to the portfolio in 1990. At the time, most investors were steering clear of the stock: In light of the relatively low revenues generated by its Australian businesses, News Corp. - which was busily acquiring media companies in the U.S., the U.K. and Asia - appeared to be badly over-leveraged. Portfolio counselor Mark Denning, who was a research analyst for the fund at the time, recalls that "the share price was dropping like mad because investors just didn't realize how valuable News Corp.'s non-Australian assets were." After consulting with other Capital analysts following the company's interests in the U.S. and elsewhere, he was convinced that this would be a good buy for New Perspective. The intervening years have shown the merit of that decision: News Corp. was the fund's largest holding in 1993 and 1994. It has continued to be a very profitable holding for the fund.

Today, Rupert Murdoch sits at the helm of a media empire that reaches virtually every corner of the world through its satellite and cable broadcasting services, and through its books, movies and television programs. That reach is now extending to the Internet and to underserved markets such as China and Eastern Europe. News Corp.'s ability to capitalize on change has made it a good long-term fit for the fund. It continues to be a fairly sizable holding, and as the company continues to expand, the fund's global research will easily keep pace.
[End Sidebar]

[Begin Caption]
[photo collage: person speaking on telephone, computer chip, computer monitor] THE 1990S: GLOBALIZATION GETS WIRED
[End Caption]

Technology seems to have found its most compatible partner yet in the telecommunications industry. It has contributed to the success of companies as wide-ranging as Sprint, Nokia, Vodafone AirTouch, Mannesmann, Micron Technology and Samsung Electronics.

New Perspective's investment professionals had begun to recognize the link as far back as the early 1980s, even before telecommunications had become a viable investment option. "To some extent," recalls Thierry, "our enthiusiasm about the potential for communications was the rationale behind many of our technology investments. That conviction led us to build positions not only in mobile phone companies like Motorola, Ericsson and Northern Telecom, but also more recently in Fujitsu and Siemens, which were developing technology for wireless infrastructure."

Our initial enthusiasm has not abated. Today, telecommunications-related issues represent New Perspective's largest industry concentration by far. Many are long-time holdings, but as companies consolidate and cross borders, global research and multiple perspectives are as important as ever. "The traditional lines between countries and industries are rapidly blurring," notes Brad Vogt, one of the fund's telecom analysts, "and it's important to be aware of those changes well before they happen. That's why our global research network is so valuable."

Brad, who is based in Washington, D.C., is part of a telecommunications "cluster group," comprising roughly a dozen analysts worldwide with relevant areas of expertise. Like fitting together pieces of a jigsaw puzzle, Brad and his colleagues visit companies together, share insights at regular teleconferences and write frequent reports on the companies and areas they follow. In an effort to stay abreast of technological developments, the cluster group has held intensive retreats with many of the industry's leading engineers and technical experts.

[Begin Sidebar]
TELECOMMUNICATIONS IN THE 1990S
FOR THE PERIOD 3/31/90 THROUGH 9/30/99
(indexed to 100)
[begin line chart]

Date                       Telecommunications         MSCI World Index
                           Stocks

3/31/90                    100.00                     100.00

9/30/90                    87.46                      89.67

3/31/91                    104.23                     98.65

9/30/91                    106.74                     104.26

3/31/92                    101.11                     99.47

9/30/92                    103.54                     107.69

3/31/93                    111.03                     122.91

9/31/93                    122.24                     135.12

3/31/94                    123.96                     127.90

9/30/94                    129.35                     135.23

3/31/95                    133.25                     132.78

9/30/95                    145.47                     153.09

3/31/96                    157.33                     155.51

9/30/96                    162.75                     149.86

3/31/97                    169.42                     162.59

9/30/96                    199.14                     185.11

3/31/97                    220.61                     240.97

9/30/97                    196.85                     244.04

3/31/98                    245.45                     318.86

9/30/98                    251.93                     329.52




[end chart]

(Source: Morgan Stanley Capital International. Figures reflect dividends taken in cash)
[End Sidebar]

[Begin Caption]
TODAY, MANNESMANN, VODAFONE AIRTOUCH AND ERICSSON ARE AMONG THE FUND'S LARGEST TELECOM HOLDINGS.
[End Caption]

Cooperation helps the fund's investment professionals react quickly when opportunity knocks. That was the case several years ago when Mannesmann, the German conglomerate, entered into a wireless joint venture with U.S.-based AirTouch. "At the time, Mannesmann was essentially valued as an industrial company," recalls David Riley, the fund's European telecom analyst. "We understood very early on that the value of their telecom assets would eclipse their other holdings." David, Brad, and their colleague who followed Mannesmann studied the outlook for the wireless venture. All three analysts felt strongly that the stocks were undervalued. Their confidence was amply repaid - both AirTouch and Mannesmann have been very successful investments for the fund.

But there is no room for complacency in an industry that is constantly evolving. AirTouch, in fact, has since merged with Vodafone to form the world's largest wireless operator. Mannesmann has also expanded aggressively, recently bidding for another U.K.-based wireless operator, Orange. AT&T, meanwhile, is rebuilding a local connection with its customers by buying cable television companies TCI and MediaOne. As the communications revolution begins to realize its promise, our global analytical resources will keep us a step ahead.

NEW PERSPECTIVE IN 2000 AND BEYOND

New Perspective's strategy of focusing on change was a prescient one. Over the past 26 years, trade barriers have been lowered substantially. The market economy has become the dominant world model, raising living standards for many once-destitute nations. Europe is transforming itself into a single, massive marketplace that is beginning to rival the U.S. in size. China has taken the first steps toward market reforms. Companies have only begun to tap the potential of these opportunities. We are following these developments with great interest.

Technology may provide some clues. The Internet has taken globalization to a new, accelerated level. As more people become virtually connected, the more useful those connections will become, a phenomenon economists call the "network effect." The Internet will also expand New Perspective's investment universe, by opening new markets for what were once local industries, such as retail.

In a present that has so surpassed our expectations, it is difficult to envision a future that can change as dramatically. And yet it will, of course, and likely at an even faster pace. Regardless of what the coming decades bring, we are prepared. As we continue to keep an eye on world events, we look forward to pursuing new endeavors on your behalf.

Portrait of John Harrison, National Museum of Photography,
Film & Television/Science & Society PIcture Library
Photo of Walkman(r) personal stereo courtesy of Sony Electronics Inc. The Fox logo is a trademark of Twentieth Century Fox.
Used with permission.

[Begin Sidebar]
THE NEW MILLENNIUM:
A WORLD OF OPPORTUNITIES
[End Sidebar]

[Begin Caption]
[photo collage:  videoconference monitors, fiber optics, satellite]
ON THE BRINK OF THE 21ST CENTURY, NEW PERSPECTIVE FUND IS PREPARED FOR WHATEVER THE FUTURE MAY BRING.
[End Caption]


WHAT MAKES THE AMERICAN FUNDS DIFFERENT?

AS A SHAREHOLDER IN NEW PERSPECTIVE FUND, YOU ARE ALSO A MEMBER OF THE AMERICAN FUNDS GROUP,(R) THE NATION'S THIRD-LARGEST MUTUAL FUND FAMILY. YOU WON'T FIND US ADVERTISED, YET THOUSANDS OF FINANCIAL ADVISERS RECOMMEND THE AMERICAN FUNDS FOR THEIR CLIENTS' SERIOUS MONEY - MONEY SET ASIDE FOR EDUCATION, A HOME, RETIREMENT AND OTHER IMPORTANT DREAMS.

What the 29 funds in our group have in common is a commitment to your best interests and the proven approach of our investment adviser, Capital Research and Management Company. In business since 1931, Capital's calling cards include:

A LONG-TERM, VALUE-ORIENTED APPROACH: Rather than follow short-term fads, we rely on our own intensive research to find well-managed companies with reasonably priced shares and solid, long-term potential. Despite our size, we offer relatively few funds compared with many large fund families, allowing us to maintain a careful focus on our objectives and enabling you to benefit from economies of scale.

A GLOBAL PERSPECTIVE: We opened our first overseas office in 1962, well before most mutual funds began investing internationally. Today, the American Funds draw on one of the industry's most globally integrated research networks. We spend substantial resources getting to know companies and industries around the world.

A MULTIPLE PORTFOLIO COUNSELOR SYSTEM: More than 40 years ago, we developed a unique strategy for managing investments that blends teamwork with individual accountability. Every American Fund is divided among a number of portfolio counselors, each of whom manages his or her portion independently, within each fund's objectives; in most cases, research analysts manage a portion as well. Over time, this method has contributed to consistency of results and continuity of management.

EXPERIENCED INVESTMENT PROFESSIONALS: Nearly 90% of the portfolio counselors who serve the American Funds were in the investment business before the stock market decline in October 1987. Long tenure and experience through a variety of market conditions mean we aren't "practicing" with your money.

A COMMITMENT TO LOW OPERATING EXPENSES: You can't control market returns, but you can control what you invest in and how much you pay to own it. American Funds provide exceptional value for shareholders, with operating expenses that are among the lowest in the mutual fund industry. Our portfolio turnover rate is low as well, keeping transaction costs and tax consequences contained.

[photograph of the American flag]

A PORTFOLIO FOR EVERY INVESTOR

Most financial advisers suggest that investors balance their portfolios by investing across several types of investments. Which mix is right for you? That depends on a number of things - including your risk tolerance, investment time horizon and financial goals. The American Funds Group offers 29 funds with an array of investment objectives to help you and your financial adviser build a portfolio specifically tailored to your needs.

GROWTH FUNDS
Emphasis on long-term growth through stocks

AMCAP FUND(R)
EUROPACIFIC GROWTH FUND(R)
THE GROWTH FUND OF AMERICA(R)
THE NEW ECONOMY FUND(R)
NEW PERSPECTIVE FUND(R)
NEW WORLD FUND(SM)
SMALLCAP WORLD FUND(R)

GROWTH-AND-INCOME FUNDS
Emphasis on long-term growth and dividends through stocks

AMERICAN MUTUAL FUND(R)
CAPITAL WORLD GROWTH AND INCOME FUND(SM)
FUNDAMENTAL INVESTORS(SM)
THE INVESTMENT COMPANY OF AMERICA(R)
WASHINGTON MUTUAL INVESTORS FUND(SM)

EQUITY-INCOME FUNDS
Emphasis on above-average income and growth through stocks and/or bonds

CAPITAL INCOME BUILDER(R)
THE INCOME FUND OF AMERICA(R)

BALANCED FUND
Emphasis on long-term growth and current income through stocks and bonds

AMERICAN BALANCED FUND(R)
INCOME FUNDS
Emphasis on current income through bonds

AMERICAN HIGH-INCOME TRUST(SM)
THE BOND FUND OF AMERICA(SM)
CAPITAL WORLD BOND FUND(R)
INTERMEDIATE BOND FUND OF AMERICA(R)
U.S. GOVERNMENT SECURITIES FUND(SM)

TAX-EXEMPT INCOME FUNDS
Emphasis on tax-free current income through municipal bonds

AMERICAN HIGH-INCOME MUNICIPAL BOND FUND(R)
LIMITED TERM TAX-EXEMPT BOND FUND OF AMERICA(SM)
THE TAX-EXEMPT BOND FUND OF AMERICA(R)

State-specific tax-exempt funds

THE TAX-EXEMPT FUND OF CALIFORNIA(R)
THE TAX-EXEMPT FUND OF MARYLAND(R)
The Tax-Exempt Fund of Virginia(r)

MONEY MARKET FUNDS
Emphasis on stable monthly income through money market instruments

THE CASH MANAGEMENT TRUST OF AMERICA(R)
THE TAX-EXEMPT MONEY FUND OF AMERICA(SM)
THE U.S. TREASURY MONEY FUND OF AMERICA(SM)

For more complete information about any of the funds, including charges and expenses, please obtain a prospectus from your financial adviser, download one from our Web site at www.americanfunds.com, or phone the fund's transfer agent, American Funds Service Company, at 800/421-0180. Please read the prospectus carefully before you invest or send money. For more information, ask your financial adviser for a copy of A Portfolio for Every Investor.

[various photographs of statiscal images on computer terminals]

New Perspective Fund, Inc.
Investment Portfolio, September 30, 1999
[pie chart for largest industry holdings]
LARGEST INDUSTRY HOLDINGS                               Largest Individual
                                                                  Holdings
 8.55% Diversified Telecommunication Services                   Mannesmann            2.28
 8.34% Health & Personal Care                            Micron Technology            2.09
 8.20% Electronic Components                                   AstraZeneca            2.09
 6.95% Electrical & Electronics                                Pfizer Inc.            2.04
 5.88% Broadcasting & Publishing                         Vodafone AirTouch            1.91
48.79% Other Industries                                        Time Warner            1.85
 0.43% Bonds & Notes                                                Viacom            1.77
12.86% Cash and Equivalents                                       Ericsson            1.56
                                                             Philip Morris            1.37
                                                                      Sony            1.23


                                                          Shares/Principal  Market Percent
                                                                    Amount   Value  Of Net
EQUITY SECURITIES                                                             (000) Assets
--------------------------------------------                      -------- ----------------

DIVERSIFIED TELECOMMUNICATION SERVICES  -  8.55%
Telefonos de Mexico, SA de CV, Class L (ADR) (Mexico)             3,934,530 280.335    1.09
Telecom Italia SpA, ordinary shares (Italy)                      15,427,500 133.140    1.05
Telecom Italia SpA, nonconvertible savings shares                27,127,995 136.768
Deutsche Telekom AG (Germany)                                     5,308,400 217.882     .85
MCI WorldCom, Inc. (USA)(1)                                       2,892,067 207.867     .81
AT&T Corp. (USA)                                                  4,338,200 188.712     .73
Global Crossing Ltd. (USA - Incorporated in Bermuda)(1)           5,200,000 137.800     .54
Telefonica, SA  (Spain)                                           8,595,540 137.730     .53
Tele Danmark AS (Denmark)                                         1,342,300  80.133
Tele Danmark AS, Class B (ADR)                                    1,398,600  41.433     .47
Swisscom AG (Switzerland)                                           313,086  97.787     .38
Sprint FON Group (USA)                                            1,766,800  95.849     .37
France Telecom, SA (France)                                       1,000,000  87.847     .34
Koninklijke PTT Nederland NV (Netherlands)                        1,687,862  74.047     .28
Telecom Corp. of New Zealand Ltd. (New Zealand)                  10,671,100  42.086
Telecom Corp. of New Zealand Ltd. (2)                             4,917,700  19.395     .24
Teleglobe Inc. (Canada)                                           3,300,000  51.028     .20
British Telecommunications PLC (United Kingdom)                   3,000,000  45.542     .18
Global TeleSystems Group, Inc. (USA)(1)                           1,830,000  36.085     .14
Korea Telecom Corp. (ADR) (Korea)(1)                                766,500  28.361     .11
Nippon Telegraph and Telephone Corp. (Japan)                          2,000  24.629     .10
Embratel Participacoes SA, preferred nominative                   2,000,000  22.875     .09
 (ADR) (Brazil)
Telstra Corp. Ltd. (Australia)                                    2,800,000  14.508     .05


HEALTH & PERSONAL CARE  -  8.34%
AstraZeneca PLC (United Kingdom)                                 12,275,560 514.305
AstraZeneca PLC (ADR)                                               555,000  23.449    2.09
Pfizer Inc (USA)                                                 14,610,000 525.047    2.04
Novartis AG (Switzerland)                                            95,450 141.799     .55
Teva Pharmaceutical Industries Ltd. (ADR) (Israel)                2,635,000 132.573     .52
SmithKline Beecham PLC (ADR) (United Kingdom)                     2,200,000 126.775     .49
Elan Corp., PLC (ADR) (Ireland) (1)                               3,400,000 114.112     .44
Merck & Co., Inc. (USA)                                           1,621,000 105.061     .41
Glaxo Wellcome PLC (United Kingdom)                                 563,264  14.602
Glaxo Wellcome PLC (ADR)                                          1,044,000  54.288     .27
Bristol-Myers Squibb Co. (USA)                                      800,000  54.000     .21
ALZA Corp. (USA)(1)                                               1,000,000  42.812     .17
Genentech, Inc. (USA) (1)                                           267,500  39.139     .15
Guidant Corp. (USA) (1)                                             660,000  35.392     .14
Fujisawa Pharmaceutical Co. Ltd. (Japan)                          1,782,000  34.675     .13
Luxottica Group SpA (ADR) (Italy)                                 1,812,700  34.555     .13
Pharmacia & Upjohn, Inc. (USA)                                      600,000  29.775     .12
Medtronic, Inc. (USA)                                               800,000  28.400     .11
Nycomed Amersham PLC (United Kingdom)                             4,700,000  28.064     .11
Shionogi & Co., Ltd. (Japan)                                      3,200,000  26.291     .10
Shiseido Co., Ltd. (Japan)                                        1,250,000  18.683     .07
Kimberly-Clark Corp. (USA)                                          250,000  13.125     .05
Avon Products, Inc. (USA)                                           400,000   9.925     .04


ELECTRONIC COMPONENTS  -  8.20%
Micron Technology, Inc. (USA) (1)                                 8,100,000 539.156    2.09
Taiwan Semiconductor Manufacturing Co. Ltd.                      70,193,000 296.075    1.15
 (Taiwan)(1)
Samsung Electronics Co., Ltd. (South Korea)                       1,601,176 259.401    1.01
Intel Corp. (USA)                                                 2,200,000 163.487     .63
Advanced Micro Devices, Inc. (USA)(1)                             7,250,000 124.609     .48
Murata Manufacturing Co., Ltd. (Japan)                            1,146,000 115.268     .45
Hon Hai Precision Industry Co. Ltd. (Taiwan)(1)                  14,560,000  95.687     .37
Analog Devices, Inc. (USA)(1)                                     1,710,000  87.638     .34
Rohm Co., Ltd. (Japan)                                              400,000  83.662     .32
Altera Corp. (USA)(1)                                             1,764,800  76.548     .30
Texas Instruments Inc. (USA)                                        900,000  74.025     .30
Hirose Electric Co., Ltd. (Japan)                                   400,000  62.982     .24
Seagate Technology (USA)(1)                                       1,200,000  36.975     .14
Motorola, Inc. (USA)                                                400,000  35.200     .14
Fanuc Ltd. (Japan)                                                  515,000  35.050     .14
Newbridge Networks Corp. (Canada) (1)                             1,000,000  26.062     .10


ELECTRICAL & ELECTRONICS  -  6.95%
Telefonaktiebolaget LM Ericsson, Class B (Sweden)                11,910,000 371.662
Telefonaktiebolaget LM Ericsson, Class B (ADR)                    1,000,000  31.250    1.56
Nokia Corp., Class A (Finland)                                    1,440,000 129.109    1.16
Nokia Corp., Class A (ADR)                                        1,900,000 170.644
Toshiba Corp. (Japan)                                            34,500,000 257.177    1.01
Siemens AG (Germany)                                              2,950,000 243.894     .95
NEC Corp. (Japan)                                                10,250,000 206.677     .80
Matsushita Communication Industrial Co., Ltd. (Japan)               990,000 110.279     .43
Schneider SA (France)                                             1,300,000  95.213     .37
Lucent Technologies Inc. (USA)                                    1,072,500  69.578     .27
Nortel Networks Corp. (formerly Northern                          1,029,200  52.489     .20
 Telecom Ltd.) (Canada)
General Electric Co. (USA)                                          440,000  52.168     .20


BROADCASTING & PUBLISHING  -  5.88%
Time Warner Inc. (USA)                                            7,844,000 476.523    1.85
Viacom Inc., Class A (USA) (1)                                    1,000,000  43.250
Viacom Inc., Class B (1)                                          9,780,000 413.205    1.77
News Corp. Ltd. (Australia)                                       3,962,351  27.794
News Corp. Ltd. (ADR)                                             3,991,600 113.511
News Corp. Ltd., preferred                                        2,041,755  13.454
News Corp. Ltd., preferred (ADR)                                  2,548,800  68.021     .86
CANAL + (France)                                                  1,421,172  84.998     .33
Grupo Televisa, SA, ordinary participation                        1,875,400  74.899     .29
 certificates (ADR) (Mexico)(1)
CBS Corp. (USA)(1)                                                1,045,000  48.331     .19
AT&T Corp. Liberty Media Group, Class A  (USA)(1)                 1,300,000  48.262     .19
Pearson PLC (United Kingdom)                                      1,700,000  35.798     .14
Dow Jones & Co., Inc. (USA)                                         500,000  26.688     .10
Wolters Kluwer NV (Netherlands)                                     650,064  22.316     .09
Elsevier NV (Netherlands)                                         1,700,000  17.489     .07


WIRELESS TELECOMMUNICATION SERVICES  -  5.39%
Mannesmann AG (Germany)                                           1,637,500 261.861    2.28
Mannesmann AG (ADR)                                               2,037,500 326.000
Vodafone AirTouch PLC (ADR) (United Kingdom)                      2,072,850 492.820    1.91
 (formerly Vodafone Group PLC)
DDI Corp. (Japan)                                                    39,500 297.048    1.16
Orange PLC (United Kingdom)(1)                                      485,425   9.565     .04


BANKING  -  5.07%
Bank of America Corp. (formerly BankAmerica                       3,767,400 209.797     .81
 Corp.) (USA)
Bank of Nova Scotia (Canada)                                      7,719,000 165.678     .64
Westpac Banking Corp. (Australia)                                18,023,011 111.150
Westpac Banking Corp., warrants, expire 2000 (1)                  3,000,000  17.321     .50
ABN AMRO Holding NV (Netherlands)                                 5,669,731 127.539     .50
Royal Bank of Canada (Canada)                                     2,717,000 112.746     .44
Sakura Bank, Ltd. (Japan)                                        14,700,000 110.547     .43
Citigroup Inc. (USA)                                              2,062,500  90.750     .35
Fuji Bank, Ltd. (Japan)                                           6,855,000  83.384     .32
Australia and New Zealand Banking Group Ltd.                     12,143,541  81.205     .32
 (Australia)
Banco Santander Central Hispano, SA (formerly                     4,932,000  51.055
 Banco de Santander, SA) (Spain)
Banco Santander Central Hispano, SA (ADR)                         2,203,200  22.721     .29
Banque Nationale de Paris (France)                                  570,000  45.545
Banque Nationale de Paris, guaranteed value                         130,000   1.081     .18
 certificates, expire 2002 (1)
San Paolo-IMI SpA  (Italy)                                        2,000,000  25.906     .10
First Union Corp. (USA)                                             700,000  24.894     .10
Toronto-Dominion Bank (Canada)                                    1,223,700  23.722     .09


DATA PROCESSING & REPRODUCTION  -  4.43%
Fujitsu Ltd. (Japan)                                              9,623,000 300.323    1.17
Microsoft Corp. (USA) (1)                                         2,500,000 226.406     .89
Computer Associates International, Inc. (USA)                     3,550,000 217.438     .84
Oracle Corp. (USA)(1)                                             2,150,000  97.825     .38
Compaq Computer Corp. (USA)                                       3,400,000  77.987     .30
International Business Machines Corp. (USA)                         600,000  72.825     .28
Cisco Systems, Inc. (USA) (1)                                       900,000  61.706     .24
Gateway, Inc. (formerly Gateway 2000, Inc.) (USA)(1)              1,000,000  44.438     .17
PeopleSoft, Inc. (USA)(1)                                         2,465,100  41.753     .16



ENERGY SOURCES  -  2.93%
TOTAL FINA SA, Class B (France)                                     131,077  16.490
TOTAL FINA SA, Class B (ADR)                                      2,788,924 176.922     .75
Elf Aquitaine (France)                                              400,000  69.936
Elf Aquitaine (ADR)                                               1,100,000 100.788     .66
Royal Dutch Petroleum Co. (New York Registered                    1,952,000 115.290
 Shares) (Netherlands)
"Shell" Transport and Trading Co., PLC (United Kingdom)           3,000,000  22.224     .54
Norsk Hydro AS (Norway)                                           2,000,000  84.952     .33
Talisman Energy Inc. (Canada)(1)                                  1,535,500  45.774     .18
Phillips Petroleum Co. (USA)                                        850,000  41.438     .16
Unocal Corp. (USA)                                                  982,500  36.414     .14
Broken Hill Proprietary Co. Ltd. (Australia)                      3,213,797  37.006     .14
RAO Gazprom (ADR) (Russia)(1,2)                                   1,141,000   7.901     .03

INSURANCE  -  2.47%
ING Groep NV (Netherlands)                                        2,603,331 141.546
ING Groep NV, warrants, expire 2008 (1)                             590,000  11.322     .59
American International Group, Inc. (USA)                          1,498,046 130.236     .51
Allianz AG (Germany)                                                268,000  77.314     .30
Fairfax Financial Holdings Ltd. (Canada)(1)                         352,800  52.886
Fairfax Financial Holdings Ltd. (1,2)                                93,000  13.941     .26
QBE Insurance Group Ltd. (Australia)                             14,414,732  55.344     .21
Yasuda Fire and Marine Insurance Co., Ltd (Japan)                 7,158,000  45.688     .18
AEGON NV (Netherlands)                                              510,843  44.005     .17
Assicurazioni Generali SpA (Italy)                                1,100,000  36.624     .14
Royal & Sun Alliance Insurance Group PLC                          3,500,000  27.185     .11
 (United Kingdom)

BUSINESS & PUBLIC SERVICES  -  2.40%
Cendant Corp. (USA)(1)                                           15,408,000 273.492    1.06
Reuters Group PLC (United Kingdom)                                9,670,400 106.983     .42
TNT Post Groep (Netherlands)                                      2,914,488  74.261     .29
Rentokil Initial PLC (United Kingdom)                            16,200,000  57.254     .22
Interpublic Group of Companies, Inc. (USA)                        1,000,000  41.125     .16
Electronic Data Systems Corp. (USA)                                 550,000  29.116     .11
Pitney Bowes Inc. (USA)                                             400,000  24.375     .09
United Utilities PLC (United Kingdom)                             1,000,000  10.775     .05


MULTI-INDUSTRY  -  2.26%
Invensys PLC (formerly BTR Siebe PLC) (United Kingdom)           29,120,000 139.176     .54
Investor AB, Class B (Sweden)                                     5,000,000  59.586     .23
Williams PLC (United Kingdom)                                    11,076,923  58.268     .23
Anglo American PLC (Great Britain) (1)                            1,000,000  56.103     .22
Preussag AG (Germany)                                             1,084,743  54.700     .21
Lend Lease Corp. Ltd. (Australia)                                 4,318,283  52.686     .20
TI Group PLC (United Kingdom)                                     5,781,991  41.630     .16
Lagardere Groupe SCA (France)                                       850,000  35.332     .14
AlliedSignal Inc. (USA)                                             500,000  29.969     .12
Canadian Pacific Ltd. (Canada) (1)                                1,200,000  27.375     .11
FMC Corp. (USA)(1)                                                  559,800  27.010     .10


LEISURE & TOURISM  -  2.22%
Carnival Corp. (USA)                                              6,140,000 267.090    1.04
Seagram Co. Ltd. (Canada)                                         5,650,000 257.075    1.00
Starbucks Corp. (USA)(1)                                          1,970,000  48.819     .18


BEVERAGES & TOBACCO  -  2.11%
Philip Morris Companies Inc. (USA)                               10,290,000 351.789    1.37
Cia. Cervejaria Brahma, preferred nominative                      3,278,600  39.343     .15
 (ADR) (Brazil)
Southcorp Ltd. (Australia)                                       10,357,562  37.773     .14
PepsiCo, Inc. (USA)                                               1,000,000  30.250     .12
Gallaher Group PLC (United Kingdom)                               2,905,100  20.180
Gallaher Group PLC (ADR)                                            300,000   8.156     .11
Coca-Cola Co. (USA)                                                 375,000  18.023     .07
Foster's Brewing Group Ltd. (Australia)                           6,000,000  16.910     .07
Asahi Breweries, Ltd. (Japan)                                     1,056,000  16.171     .06
South African Breweries PLC (United Kingdom)(1)                     558,003   4.740     .02


GOLD MINES  -  1.99%
Newmont Mining Corp. (USA)                                        6,100,000 157.838     .61
Barrick Gold Corp. (Canada)                                       7,000,000 152.250     .59
Placer Dome Inc. (Canada)                                         9,000,000 133.875     .51
Homestake Mining Co. (USA)                                        5,500,000  50.531     .20
Gold Fields Ltd. (South Africa)                                   4,191,105  19.408     .08


CHEMICALS  -  1.78%
Monsanto Co. (USA)                                                2,421,900  86.432     .34
Praxair, Inc. (USA)                                               1,815,000  83.490     .32
BOC Group PLC (United Kingdom)                                    3,500,000  72.943     .28
Valspar Corp. (USA)                                               1,555,000  50.829     .20
Sherwin-Williams Co. (USA)                                        1,962,000  41.079     .16
Bayer AG (Germany)                                                  950,000  37.929     .15
E.I. du Pont de Nemours and Co. (USA)                               400,000  24.350     .09
Methanex Corp. (Canada)(1)                                        7,250,000  20.748     .08
Georgia Gulf Corp. (USA)                                          1,175,000  20.709     .08
L'Air Liquide (France)                                              125,235  19.894     .08


APPLIANCES & HOUSEHOLD DURABLES  -  1.76%
Sony Corp. (Japan)                                                2,110,400 315.628    1.23
Koninklijke Philips Electronics NV (Netherlands)                  1,358,000 136.813     .53


AUTOMOBILES  -  1.69%
Suzuki Motor Corp. (Japan)                                        8,158,000 132.592     .52
Renault SA (France)                                               2,000,000 110.661     .43
Bayerische Motoren Werke AG (Germany)                             2,089,100  59.021
Bayerische Motoren Werke AG, preferred                              686,712   9.700     .27
Honda Motor Co., Ltd. (Japan)                                     1,296,000  54.335     .21
Ford Motor Co. (USA)                                              1,000,000  50.188     .19
General Motors Corp. (USA)                                          300,000  18.881     .07


FOREST PRODUCTS & PAPER  -  1.57%
Champion International Corp. (USA)                                4,200,000 215.775     .84
UPM-Kymmene Corp. (Finland)                                       1,953,000  66.627     .26
Louisiana-Pacific Corp. (USA)                                     2,550,000  39.844     .15
International Paper Co. (USA)                                       600,000  28.837     .11
Smurfit-Stone Container Corp. (USA)(1)                            1,255,700  27.155     .11
Rayonier Inc. (USA)                                                 600,000  25.200     .10


FOOD & HOUSEHOLD PRODUCTS  -  1.54%
Groupe Danone (France)                                              350,000  85.261     .33
Reckitt & Colman PLC (United Kingdom)                             6,503,125  81.629     .32
Nestle SA (Switzerland)                                              39,000  73.398     .29
Archer Daniels Midland Co. (USA)                                  4,780,000  58.256     .23
Unilever NV (Netherlands)                                           300,000  20.437
Unilever NV (New York Registered shares)                            200,000  13.625     .13
Sara Lee Corp. (USA)                                              1,250,000  29.297     .11
Kellogg Co. (USA)                                                   571,900  21.411     .08
Colgate-Palmolive Co. (USA)                                         300,000  13.725     .05

UTILITIES: ELECTRIC & GAS  -  1.01%
Williams Companies, Inc. (USA)                                    5,000,000 187.187     .73
National Power PLC (United Kingdom)                               9,300,000  72.617     .28

MERCHANDISING  -  0.99%
Wal-Mart Stores, Inc. (USA)                                       2,600,000 123.663     .48
Kingfisher PLC (United Kingdom)                                   4,371,632  47.070     .18
Home Depot, Inc. (USA)                                              575,000  39.459     .15
Cifra, SA de CV, Class C (Mexico) (1)                             3,624,400   5.589
Cifra, SA de CV, Class V (1)                                     10,995,004  17.285     .10
Koninklijke Ahold NV (Netherlands)                                  637,693  21.007     .08


METALS: NONFERROUS  -  0.97%
Alcoa Inc. (USA)                                                  2,400,000 148.950     .58
Billiton PLC (United Kingdom)                                    10,372,416  43.439     .17
WMC Ltd. (Australia)                                              7,000,000  35.621     .13
Pechiney, Class A (France)                                          406,909  22.558     .09


RECREATION & OTHER CONSUMER PRODUCTS  -  0.86%
Nintendo Co., Ltd. (Japan)                                          650,000 103.751     .40
Hasbro, Inc. (USA)                                                2,700,000  57.881     .22
EMI Group PLC (United Kingdom)                                    4,242,369  30.475     .12
Eastman Kodak Co. (USA)                                             400,000  30.175     .12


AEROSPACE & MILITARY TECHNOLOGY  -  0.66%
Bombardier Inc., Class B (Canada)                                 7,495,000 124.355     .48
Boeing Co. (USA)                                                    600,000  25.575     .10
Northrop Grumman Corp. (USA)                                        300,000  19.069     .08


ENERGY EQUIPMENT  -  0.61%
Baker Hughes Inc. (USA)                                           4,138,100 120.005     .47
Schlumberger Ltd. (Netherlands Antilles)                            598,300  37.282     .14


OTHER INDUSTRIES - 2.44%

De Beers Consolidated Mines Ltd. (South Africa)(1)                2,000,000  55.069
De Beers Consolidated Mines Ltd. (ADR)                            1,000,000  27.000     .32
Usinor Sacilor (France)                                           5,500,000  77.692     .31
AMR Corp. (USA)(1)                                                1,100,000  59.950     .24
ADVANTEST CORP. (Japan)                                             400,000  57.906     .22
Japan Airlines Co., Ltd. (Japan)                                 15,000,000  57.812     .22
Bergesen d.y. AS, Class A (Norway)                                2,650,000  43.240
Bergesen d.y. AS, Class B                                           795,000  12.354     .21
NIKE, Inc., Class B (USA)                                           900,000  51.187     .20
Caterpillar Inc. (USA)                                              700,000  38.369     .15
Delphi Automotive Systems Corp. (USA)                             1,871,679  30.064     .12
Deere & Co. (USA)                                                   750,000  29.015     .11
Allegheny Teledyne Inc. (USA)                                     1,697,600  28.647     .11
Cie. de Saint-Gobain (France)                                       100,000  18.657     .07
Kvaerner ASA, Class A (Norway)                                      922,936  18.526     .07
Cia. Vale do Rio Doce, preferred nominative,                         38,400   0.000
 Class B (Brazil)(1,3)
Cia. Vale do Rio Doce, preferred nominative (ADR)                   771,000  16.191     .06
Bridgestone Corp. (Japan)                                           286,000   8.012     .03


MISCELLANEOUS  - 1.64%
Other equity securities in initial period of acquisition                    422.415    1.64

                                                                           ------------------
TOTAL EQUITY SECURITIES(cost: $14,160.957 million)                         22,330.7   86.71
                                                                           ------------------

BONDS & NOTES                                             Principal Amount
                                                                (Millions)
GOVERNMENTS AND GOVERNMENTAL
   AUTHORITIES  (EXCLUDING U.S.) - 0.43%
Brazil (Federal Republic of), Bearer 8.00% 2014 (4)                $165.905 103.898
Brazil (Federal Republic of), Front-Loaded Interest                   9.562   5.988     .43
 Reduction Bond, Series L, 8.00% 2014 (4)
                                                                           ------------------
TOTAL BONDS AND NOTES (cost: $99.764 million)                               109.886     .43
                                                                           ------------------


SHORT-TERM SECURITIES
--------------------------------------------
CORPORATE SHORT-TERM NOTES - 10.25%
Procter & Gamble Co. 5.11%-5.65% due                                122.000 120.784     .47
 10/20/1999-1/27/2000
National Australia Funding (Delaware) Inc.                          105.500 104.358     .41
 5.20%-5.77% due 10/12/1999-2/7/2000
DaimlerChrysler NA Holdings 5.15%-5.73%                             102.500 100.606     .39
 due 12/1/1999-2/11/2000
ANZ (Delaware) Inc. 5.13%-5.76% due                                 101.000 100.070     .39
 10/6/1999-1/18/2000
BMW U.S. Capital Corp. 5.12%-5.28% due                              100.000  99.655     .38
 10/19-10/28/1999
Duke Energy Corp. 5.35%-5.68% due 1/25-2/4/2000                     100.000  98.027     .38
BellSouth Telecommunications, Inc. 5.65%-5.67%                      100.000  97.787     .38
 due 2/8-2/24/2000
Abbey National North America 5.14%-5.36% due                         96.000  95.611     .37
 10/7-12/3/1999
UBS Finance (Delaware) Inc. 5.12%-5.40% due                          96.700  95.594     .37
 10/14/1999-2/9/2000
Associates First Capital Corp. 5.13%-5.72% due                       96.600  95.343     .37
 10/8/1999-2/22/2000
BP America Inc. 4.75%-5.33% due 10/4/1999-2/10/2000                  91.000  89.984     .35
France Telecom, SA 5.20%-5.33% due 11/2-11/9/1999                    90.000  89.515     .35
CBA (Delaware) Finance Inc. 5.14%-5.35% due                          87.000  86.491     .34
 10/12-12/2/1999
Westpac Capital Corp. 5.34% due 1/27-1/28/2000                       85.000  83.351     .32
Toronto-Dominion Holdings USA Inc. 5.28%-5.38%                       83.000  81.911     .32
 due 11/22/1999-2/8/2000
Archer Daniels Midland Co. 5.40%-5.70% due                           80.000  78.221     .30
 2/1-3/13/2000
General Electric Capital Corp. 5.40%-5.78% due                       80.000  78.185     .30
 1/25-3/2/2000
Merck & Co., Inc. 5.30%-5.34% due 2/4-2/7/2000                       78.000  76.406     .29
Internationale Nederlanden (U.S.) Funding Corp.                      75.000  74.459     .29
 5.30%-5.31% due 11/18/1999
Heinz H.J. Co. 5.28%-5.33% due 10/18/1999-1/28/2000                  75.000  74.301     .29
Cregen North America Inc. 5.30%-5.33% due                            75.000  74.281     .29
 11/19-12/16/1999
E.I. du Pont de Nemours and Co. 5.55% due                            75.300  73.708     .29
 2/10-2/11/2000
KfW International Finance Inc. 5.11%-5.20% due                       73.500  73.118     .28
 10/15-11/29/1999
British Columbia (Province of) 4.79%-4.86% due                       69.820  69.550     .27
 10/5-11/9/1999
FCE Bank PLC 5.11%-5.15% due 10/7-10/25/1999                         57.000  56.857     .22
Halifax PLC 4.83%-5.35% due 10/1/1999-1/18/2000                      56.000  55.552     .22
Monsanto Co. 4.81%-5.72% due 11/4/1999-2/25/2000                     53.500  52.822     .21
IBM Credit Corp. 5.32%-5.55% due 10/20/1999-1/28/2000                50.000  49.450     .19
Emerson Electric Co. 5.30% due 1/20-1/24/2000                        50.000  49.092     .19
General Motors Acceptance Corp. 5.12%-5.29%                          48.300  48.108     .19
 due 10/27/1999
British Telecommunications PLC 5.40%-5.75%                           40.000  39.201     .15
 due 2/2/2000
Canadian Wheat Board 5.08%-5.10% due 10/22-11/19/1999                35.000  34.805     .14
Ford Motor Credit Co. 5.64% due 2/10/2000                            25.700  25.153     .10
Lloyds Bank PLC 5.10% due 10/6/1999                                  25.000  24.978     .10
Reseau Ferre de France 5.13% due 10/22/1999                          25.000  24.920     .10
Svenska Handelsbanken Group 5.33% due 11/12/1999                     25.000  24.841     .10
Telstra Corp. Ltd. 5.12%-5.30% due 10/5-11/19/1999                   24.000  23.916     .09
Vattenfall Treasury AB 5.13% due 10/4/1999                           16.000  15.991     .06


FEDERAL AGENCY DISCOUNT NOTES - 1.31%
Fannie Mae 4.72%-5.40% due 10/1/1999-2/9/2000                       174.677 173.467     .67
Freddie Mac 4.72%-5.52% due 10/18/1999-2/24/2000                    166.938 164.674     .64



CERTIFICATES OF DEPOSIT - 0.78%
Canadian Imperial Bank of Commerce 5.40% due                         50.000  49.999     .20
 11/16-11/17/1999
Lloyds Bank PLC 5.43% due 12/8/1999                                  50.000  49.999     .20
National Westminster Bank PLC 5.25%-5.62% due                        50.000  49.962     .20
 11/8/1999-2/1/2000
Svenska Handelsbanken Group 5.56% due 1/24/2000                      25.000  24.960     .09
Rabobank Nederland NV 5.50% due 1/27/2000                            25.000  24.959     .09

OTHER - 0.28%
Canada Bills 5.18%-5.51% due 11/30/1999-2/23/2000                    75.000  73.660     .28


NON-U.S. CURRENCY - 0.02%
New Taiwanese Dollar                                            NT$241.104    7.618     .02


                                                                           ------------------
TOTAL SHORT-TERM SECURITIES (cost: $3,258.414 million)                     3,256.30   12.64
                                                                           ------------------
TOTAL INVESTMENT SECURITIES (cost: $17,519.135 million)                    25,696.8   99.78
Excess of cash and receivables over payables                                 55.389     .22
                                                                           ------------------
NET ASSETS                                                                 25,752.2 100.000

(1) Non-income-producing securities

(2) Purchased in a private placement transaction;
     resale tot he public may require registration or sale only to qualified institutional buyers.

(3) Valued under procedures established by the Board of Directors.

(4) Payment in kind; the issuer has the option of paying additional securities in lieu of cash.

ADR = American Depositary Receipts
GDR = Global Depositary Receipts

The descriptions of the companies shown in the portfolio, which were obtained from published reports and other sources believed to be reliable, are supplemental and are not covered by the Report of Independent Accountants.

See Notes to Financial Statements


New Perspective Fund
Equity Securities Appearing in the               Equity Securities Eliminated from the
Portfolio Since March 31, 1999                          Portfolio Since March 31, 1999


AEGON                                                                             AGA
AT&T, Liberty Media Group                                                      Alcatel
Caterpillar                                                           Asahi Breweries
Coca-Cola                                                          Brambles Industries
Delphi Automotive Systems                                                         ENI
E.I. du Pont de Nemours                                              General Intrument
Elan                                                                      Halliburton
Embratel Participacoes                                                             LTV
Fanuc                                                                          Mattel
Ford Motor                                                                      Mobil
Foster's Brewing                                                          Nissan Motor
Global Telesystems                                                    Silicon Graphics
Hon Hai Precision                                              Standard Chartered Bank
Japan Airlines                                                 Suez Lyonnaise des Eaux
Kellogg                                                                  Union Pacific
Kimberly-Clark                                                                 Vivendi
Korea Telecom                                                                   Volvo
Lucent Technologies                                                              York
NEC                                                                               YPF
Newbridge Networks
Norsk Hydro
Nycomed Amersham
Orange
Pitney Bowes
Royal & Sun Alliance
Sara Lee
Shionogi
Telstra
Toronto-Dominion Bank


New Perspective Fund
Financial Statements
----------------------------------------------      ---------------- ----------------
Statement of Assets and Liabilities                                    (dollars in
at September 30, 1999                                                    millions)
----------------------------------------------      ---------------- ----------------
Assets:
Investment securities at market
 (cost: $14,260.721)                                                   $22,440.593
Short-term securities
 (cost: $3,258.414)                                                      3,256.300
Cash                                                                         4.808
Receivables for-
 Sales of investments                                        $81.025
 Sales of fund's shares                                       42.769
 Dividends and accrued interest                               48.164       171.958
                                                    ---------------- ----------------
                                                                        25,873.659
Liabilities:
Payables for-
 Purchases of investments                                     82.909
 Repurchases of fund's shares                                 24.051
 Management services                                           8.561
 Accrued expenses                                              5.856       121.377
                                                    ---------------- ----------------
Net Assets at September 30, 1999-
 Equivalent to $26.25 per share on
 980,900,343 shares of $1 par value
 capital stock outstanding (authorized
 capital stock--1,000,000,000 shares)                                  $25,752.282
                                                                     ================

Statement of Operations
for the year ended September 30, 1999                                    Unaudited
                                                                       (dollars in
                                                                         millions)
----------------------------------------------      ---------------- ----------------
Investment Income:
Income:
 Dividends                                                 $ 257.542
 Interest                                                    160.235     $ 417.777
                                                    ----------------
Expenses:
 Management services fee                                      90.549
 Distribution expenses                                        56.076
 Transfer agent fee                                           18.723
 Reports to shareholders                                       0.650
 Registration statement and prospectus                         1.202
 Postage, stationery and supplies                              3.217
 Directors'/Trustees' fees                                     0.363
 Auditing and legal fees                                       0.090
 Custodian fee                                                 4.026
 Taxes other than federal income tax                           0.349
 Other expenses                                                0.292       175.537
                                                    ---------------- ----------------
 Net investment income                                                     242.240
                                                                     ----------------
Realized Gain and Unrealized
 Appreciation on Investments:
Net realized gain                                                        2,029.050
Net increase in unrealized appreciation on
 investments                                                             4,591.605
                                                                     ----------------

 Net realized gain and unrealized appreciation
  on investments                                                         6,620.655
                                                                     ----------------
Net Increase in Net Assets Resulting
 from Operations                                                       $ 6,862.895
                                                                     ================



----------------------------------------------      ---------------- ----------------
Statement of Changes in Net Assets               (dollars in millions)
                                                 Year ended September 30


                                                                1999           1998
----------------------------------------------      ---------------- ----------------
Operations:
Net investment income                                   $    242.240   $   225.434
Net realized gain on investments                           2,029.050     1,406.817
Net change in unrealized appreciation
 on investments                                            4,591.605    (1,486.638)
                                                    ---------------- ----------------
 Net increase in net assets
 resulting from operations                                 6,862.895       145.613
                                                    ---------------- ----------------

Dividends and Distributions Paid to
 Shareholders:
Dividends from net investment income                        (178.626)     (250.381)
Distributions from net realized gain on
 investments                                              (1,352.865)     (944.065)
                                                    ---------------- ----------------
 Total dividends and distributions                        (1,531.491)   (1,194.446)
                                                    ---------------- ----------------

Capital Share Transactions:
Proceeds from shares sold: 174,677,528
 and 141,823,983 shares, respectively                      4,287.650     3,063.856
Proceeds from shares issued in reinvestment
 of net investment income dividends and
 distributions of net realized gain on
 investments: 66,803,759 and 58,921,097
 shares respectively                                       1,462.075     1,133.982
Cost of shares repurchased: 124,489,632
 and 112,476,829 shares, respectively                     (3,035.817)   (2,398.119)
                                                    ---------------- ----------------

 Increase in net assets resulting from
  capital share transactions                               2,713.908     1,799.719
                                                    ---------------- ----------------

Total Increase in Net Assets                               8,045.312       750.886

Net Assets:
Beginning of year                                         17,706.970    16,956.084
                                                    ---------------- ----------------
End of year (including undistributed
 net investment income: $108.492
 and $85.257, respectively)                              $25,752.282   $17,706.970
                                                    ================ ================




See Notes to Financial Statements


                 Notes to Financial Statements

1.   ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

     ORGANIZATION - New Perspective Fund, Inc. (the "fund") is registered under the Investment Company Act of 1940 as an open-end, diversified management investment company. The fund seeks long-term growth of capital through investments all over the world, including the United States.

     SIGNIFICANT ACCOUNTING POLICIES - The financial statements have been prepared in conformity with generally accepted accounting principles which require management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates. The following is a summary of the significant accounting policies consistently followed by the fund in the preparation of its financial statements:

     SECURITY VALUATION - Equity securities, including depositary receipts, are valued at the last reported sale price on the exchange or market on which such securities are traded, as of the close of business on the day the securities are being valued or, lacking any sales, at the last available bid price. In cases where equity securities are traded on more than one exchange, the securities are valued on the exchange or market determined by the investment adviser to be the broadest and most representative market, which may be either a securities exchange or the over-the-counter market. Fixed-income securities are valued at prices obtained from a pricing service, when such prices are available; however, in circumstances where the investment adviser deems it appropriate to do so, such securities will be valued at the mean quoted bid and asked prices or at prices for securities of comparable maturity, quality and type. The ability of the issuers of the debt securities held by the fund to meet their obligations may be affected by economic developments in a specific industry, state or region. Short-term securities maturing within 60 days are valued at amortized cost, which approximates market value. Forward currency contracts are valued at the mean of their representative quoted bid and asked prices. Securities and assets for which representative market quotations are not readily available are valued at fair value as determined in good faith by a committee appointed by the Board of Directors.

     NON-U.S. CURRENCY TRANSLATION - Assets and liabilities initially expressed in terms of non-U.S. currencies are translated into U.S. dollars at the prevailing market rates at the end of the reporting period. Purchases and sales of securities and income and expenses are translated into U.S. dollars at the prevailing market rates on the dates of such transactions. The effects of changes in non-U.S. currency exchange rates on investment securities and other assets and liabilities are included with the net realized and unrealized gain or loss on investment securities.

     SECURITY TRANSACTIONS AND RELATED INVESTMENT INCOME - Security transactions are accounted for as of the trade date. Realized gains and losses from securities transactions are determined based on specific identified cost. In the event securities are purchased on a delayed delivery or "when-issued" basis, the fund will instruct the custodian to segregate liquid assets sufficient to meet its payment obligations in these transactions. Dividend income is recognized on the ex-dividend date, and interest income is recognized on an accrual basis. Market discounts and premiums and original issue discounts on securities purchased are amortized daily over the expected life of the security.

     DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS - Dividends and distributions paid to shareholders are recorded on the ex-dividend date.

     FORWARD CURRENCY CONTRACTS - The fund may enter into forward currency contracts, which represent agreements to exchange currencies of different countries at specified future dates at specified rates. The fund enters into these contracts to reduce its exposure to fluctuations in foreign exchange rates arising from investments denominated in non-U.S. currencies. The fund's use of forward currency contracts involves market risk in excess of the amount recognized in the statement of assets and liabilities. The contracts are recorded in the statement of assets and liabilities at their net unrealized value. The fund records realized gains or losses at the time the forward contract is closed or offset by a matching contract. The face or contract amount in U.S. dollars reflects the total exposure the fund has in that particular contract. Risks may arise upon entering these contracts from the potential inability of counterparties to meet the terms of their contracts and from possible movements in non-U.S. exchange rates and securities values underlying these instruments.

2.   NON-U.S. INVESTMENTS

     INVESTMENT RISK - Investments in securities of non-U.S. issuers in certain countries involve special investment risks. These risks may include, but are not limited to, investment and repatriation restrictions, revaluation of currencies, adverse political, social, and economic developments, government involvement in the private sector, limited and less reliable investor information, lack of liquidity, certain local tax law considerations, and limited regulation of the securities markets.

     TAXATION - Dividend and interest income is recorded net of non-U.S. taxes paid. For the year ended September 30, 1999, such non-U.S. taxes were $24,092,000.

     CURRENCY GAINS AND LOSSES - Net realized currency losses on dividends, interest, sales of non-U.S. bonds and notes, and other receivables and payables, on a book basis, were $1,540,000 for the year ended September 30, 1999.

3.   FEDERAL INCOME TAXATION

     The fund complies with the requirements of the Internal Revenue Code applicable to regulated investment companies and intends to distribute all of its net taxable income and net capital gains for the fiscal year. As a regulated investment company, the fund is not subject to income taxes if such distributions are made. Required distributions are determined on a tax basis and may differ from net investment income and net realized gains for financial reporting purposes. In addition, the fiscal year in which amounts are distributed may differ from the year in which the net investment income and net realized gains are recorded by the fund.

     As of September 30, 1999, net unrealized appreciation on investments for federal income tax purposes aggregated $8,178,746,000, of which $8,849,242,000 related to appreciated securities and $670,496,000 related to depreciated securities. During the year ended September 30, 1999, the fund realized, on a tax basis, a net capital gain of $2,035,050,000 on securities transactions. Net losses related to non-U.S. currency transactions of $6,000,000 were treated as an adjustment to ordinary income for federal income tax purposes. The cost of portfolio securities for federal income tax purposes was $17,518,147,000 at September 30, 1999.

4.   FEES AND TRANSACTIONS WITH RELATED PARTIES

     INVESTMENT ADVISORY FEE - The fee of $90,549,000 for management services was incurred pursuant to an agreement with Capital Research and Management Company (CRMC), with which certain officers and Directors of the fund are affiliated. The Investment Advisory and Service Agreement provides for monthly fees, accrued daily, based on an annual rate of 0.60% of the first $500 million of average net assets; 0.50% of such assets in excess of $500 million but not exceeding $1 billion; 0.46% of such assets in excess of $1 billion but not exceeding $1.5 billion; 0.43% of such assets in excess of $1.5 billion but not exceeding $2.5 billion; 0.41% of such assets in excess of $2.5 billion but not exceeding $4 billion; 0.40% of such assets in excess of $4 billion but not exceeding $6.5 billion; 0.395% of such assets in excess of $6.5 billion but not exceeding $10.5 billion; 0.39% of such assets in excess of $10.5 billion but not exceeding $17 billion; and 0.385% of such assets in excess of $17 billion.

     DISTRIBUTION EXPENSES - Pursuant to a Plan of Distribution, the fund may expend up to 0.25% of its average net assets annually for any activities primarily intended to result in sales of fund shares, provided the categories of expenses for which reimbursement is made are approved by the fund's Board of Directors. Fund expenses under the Plan include payments to dealers to compensate them for their selling and servicing efforts. During the year ended September 30, 1999, distribution expenses under the Plan were $56,076,000.

     American Funds Distributors, Inc. (AFD), the principal underwriter of the fund's shares, received $14,809,000 (after allowances to dealers) as its portion of the sales charges paid by purchasers of the fund's shares. Such sales charges are not an expense of the fund and, hence, are not reflected in the accompanying statement of operations.

     TRANSFER AGENT FEE - American Funds Service Company (AFS), the transfer agent for the fund, was paid a fee of $18,723,000.

     DEFERRED DIRECTORS' FEES - Directors and Advisory Board members who are unaffiliated with CRMC may elect to defer part or all of the fees earned for services as members of the Board. Amounts deferred are not funded and are general unsecured liabilities of the fund. As of September 30, 1999, aggregate deferred amounts and earnings thereon since the deferred compensation plan's adoption (1993), net of any payments to Directors, were $919,000.

     CRMC is owned by The Capital Group Companies, Inc. AFS and AFD are both wholly owned subsidiaries of CRMC. Certain Directors and officers of the fund are or may be considered to be affiliated with CRMC, AFS and AFD. No such persons received any remuneration directly from the fund.

5.   INVESTMENT TRANSACTIONS AND OTHER DISCLOSURES

     The fund made purchases and sales of investment securities, excluding short-term securities, of $6,543,756,000 and $5,768,560,000, respectively, during the year ended September 30, 1999.

     As of September 30, 1999, accumulated undistributed net realized gain on investments was $1,875,244,000 and additional paid-in capital was $14,609,485,000. The fund reclassified $40,379,000 and $117,444,000 from undistributed net investment income and undistributed net realized gains, respectively, to additional paid-in capital for the year ended September 30, 1999, as a result of permanent differences between book and tax.

     Pursuant to the custodian agreement, the fund receives credits against its custodian fee for imputed interest on certain balances with the custodian bank. The custodian fee of $4,026,000 includes $104,000 that was paid by these credits rather than in cash.


Per-Share Data and Ratios
                                                                 Year EndedSeptember 30
                                                           1999        1998      1997     1996    1995

Net Asset Value, Beginning of Year                        $20.50    $21.86    $17.77   $16.98  $15.40
                                                       ------------------------------------------------
 Income From Investment Operations:
  Net investment income                                      .26       .27       .29      .32     .31
  Net gains or losses on securities (both
   realized and unrealized)                                 7.26      (.11)     4.81     1.40    2.35
                                                       ------------------------------------------------
   Total from investment operations                         7.52       .16      5.10     1.72    2.66
                                                       ----------------------------- ------------------
 Less Distributions:
  Dividends (from net investment income)                    (.20)     (.31)    (.323)   (.321)  (.237)
  Dividends (from net realized non-U.S. currency gains)        -         -     (.007)   (.009)  (.003)
  Distributions (from capital gains)                       (1.57)    (1.21)    (.680)   (.600)  (.840)
                                                       ----------------------------- ------------------
   Total distributions                                     (1.77)    (1.52)    (1.01)    (.93)  (1.08)
                                                       ----------------------------- ------------------
Net Asset Value, End of Year                              $26.25    $20.50    $21.86   $17.77  $16.98
                                                       ==================== ======== ======== =======

Total Return (2)                                           38.43%     1.23%    29.97%   10.64%  18.63%

Ratios/Supplemental Data:
 Net assets, end of year (in millions)                   $25,752   $17,707   $16,956  $11,688  $8,817
 Ratio of expenses to average net assets                    0.77%      .77%      .79%     .82%    .83%
 Ratio of net income to average net assets                  1.06%     1.27%     1.56%    2.00%   2.12%
 Portfolio turnover rate                                   29.14%    29.71%    25.68%   18.12%  22.40%





(1) Realized non-U.S. currency gains are treated as ordinary income for federal income tax purposes.
(2)  Excludes maximum sales charge of 5.75%.


Report of Independent Accountants

To the Board of Trustees and Shareholders of New Perspective Fund:

In our opinion, the accompanying statement of assets and liabilities, including the investment portfolio, and the related statements of operations and of changes in net assets and the per-share data and ratios present fairly, in all material respects, the financial position of New Perspective Fund (the "Fund") at September 30, 1999, the results of its operations, the changes in its net assets and the per-share data and ratios for the years indicated in conformity with generally accepted accounting principles. These financial statements and per-share data and ratios (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at September 30, 1999 by correspondence with the custodian, provide a reasonable basis for the opinion expressed above.

/s/PricewaterhouseCoopers LLP

Los Angeles, California
October 29, 1999



Tax Information (unaudited)

We are required to advise you within 60 days of the fund's fiscal year-end regarding the federal tax status of distributions received by shareholders during such fiscal year. The distributions made during the fiscal year by the fund were earned from the following sources:


                                                     Dividends and
                                                     Distributions per Share

To Shareholders  of Record   Payment Date            From Net         From Net Realized
                                                                      Short-term Gains From Net Realized
                                                                                       Long-term Gains
                                                     Investment Income

December 15, 1998           December 16, 1998        $.14             -                $1.57

June 4, 1999                June 7, 1999             .06              -                -


The fund also designates as a capital gain distribution a portion of earnings and profits paid to shareholders in redemption of their shares.

The fund makes an election under the Internal Revenue Code Section 853 to pass through non-U.S. taxes paid by the fund to its shareholders. The amount of non-U.S. taxes for the fiscal year ended September 30, 1999 is $0.023 on a per-share basis. Foreign source income earned by the fund was $0.223 on a per-share basis. Shareholders are entitled to a foreign tax credit or an itemized deduction, at their option. Generally, it is more advantageous to claim a credit rather than to take a deduction.

Corporate shareholders may exclude up to 70% of qualifying dividends received during the year. For purposes of computing this exclusion, 30% of the dividends paid by the fund from net investment income represents qualifying dividends.

Dividends and distributions received by retirement plans such as IRAs, Keogh-type plans and 403(b) plans need not be reported as taxable income. However, many retirement plan trusts may need this information for their annual information reporting.

SINCE THE AMOUNTS ABOVE ARE REPORTED FOR THE FUND'S FISCAL YEAR AND NOT THE CALENDAR YEAR, SHAREHOLDERS SHOULD REFER TO THEIR FORM 1099-DIV AND OTHER TAX INFORMATION WHICH WERE MAILED IN JANUARY 2000 TO DETERMINE THE CALENDAR YEAR AMOUNTS TO BE INCLUDED ON THEIR 1999 TAX RETURNS. SHAREHOLDERS SHOULD CONSULT THEIR TAX ADVISERS.


NEW PERSPECTIVE FUND

BOARD OF DIRECTORS

ELISABETH ALLISON, Cambridge, Massachusetts
Administrative Director, ANZI, Ltd.
(financial publishing and consulting);
publishing consultant, Harvard Medical School

MICHAEL R. BONSIGNORE, Minneapolis, Minnesota
Chairman of the Board and Chief Executive Officer,
Honeywell Inc.

GINA H. DESPRES, Washington, D.C.
President of the fund
Senior Vice President,
Capital Research and Management Company

ROBERT A. FOX, Livingston, California
President and Chief Executive Officer,
Foster Farms Inc.

ALAN GREENWAY, La Jolla, California
Private investor; President,
Greenway Associates, Inc.
(management consulting services)

KOICHI ITOH, Tokyo, Japan
Group Vice President-Asia/Pacific, Autosplice, Inc.;
former President and Chief Executive Officer,
IMPAC (management consulting services);
former managing partner, VENCA Management
(venture capital)

WILLIAM H. KLING, St. Paul, Minnesota
President, Minnesota Public Radio;
President, Greenspring Company;
former President, American Public Radio
(now Public Radio International)

JON B. LOVELACE, Los Angeles, California
Vice Chairman of the Board of the fund
Chairman Emeritus,
Capital Research and Management Company

JOHN G. MCDONALD, Stanford, California
The IBJ Professor of Finance,
Graduate School of Business,
Stanford University
WILLIAM I. MILLER, Columbus, Indiana
Chairman of the Board,
Irwin Financial Corporation

KIRK P. PENDLETON, Southampton, Pennsylvania
Chairman of the Board and
Chief Executive Officer, Cairnwood, Inc.
(venture capital investment)

DONALD E. PETERSEN, Birmingham, Michigan
Retired; former Chairman of the Board and Chief Executive Officer, Ford Motor Company

WALTER P. STERN, New York, New York
Chairman of the Board of the fund
Vice Chairman of the Board,
Capital Group International, Inc.

OTHER OFFICERS

GREGG E. IRELAND, Washington, D.C.
Executive Vice President of the fund
Senior Vice President,
Capital Research and Management Company

DARCY B. KOPCHO, Los Angeles, California
Senior Vice President of the fund
Executive Vice President and Director,
Capital Research Company

THIERRY VANDEVENTER, Geneva, Switzerland
Senior Vice President of the fund
Director, Capital Research and
Management Company

JONATHAN O. KNOWLES, Ph.D., London, England
Vice President of the fund
Vice President, Capital Research Company

CATHERINE M. WARD, Los Angeles, California
Vice President of the fund
Senior Vice President and Director,
Capital Research and Management Company

VINCENT P. CORTI, Los Angeles, California
Secretary of the fund
Vice President - Fund Business
Management Group,
Capital Research and Management Company

R. MARCIA GOULD, Brea, California
Treasurer of the fund
Vice President - Fund Business
Management Group,
Capital Research and Management Company

DAYNA YAMABE, Brea, California
Assistant Treasurer of the fund
Assistant Vice President -
Fund Business Management Group,
Capital Research and Management Company
Members of the Advisory Board

DAVID I. FISHER, Los Angeles, California
Chairman of the Board, Capital Group
International, Inc.; Chairman of the Board,
Capital Guardian Trust Company

JEAN GANDOIS, Paris, France
Chairman of the Board of Cockerill-Sambre;
former President, Conseil National du Patronat
Francais; former Chairman of the Board and Chief Executive Officer, Pechiney; former
Chairman of the Board, Pechiney International

CLAUDIO X. GONZALEZ LAPORTE,
Mexico DF, Mexico
Chairman of the Board and Chief Executive Officer,
Kimberly-Clark de Mexico, SA de CV

SIR PETER HOLMES, London, England
Director and former Chairman of the Board and Managing Director, The Royal Dutch/Shell Group of Companies

JAE H. HYUN, New York, New York
Chairman of the Board, Tong Yang Group
BARON GUALTHERUS KRAIJENHOFF,
Nijmegen, Netherlands
Chairman of the Supervisory Council, Akzo NV

PIERRE LESCURE, Paris, France
Chairman of the Board and Chief
Executive Officer, Canal+

SHIJURO OGATA, Tokyo, Japan
Non-executive Director, Fuji Xerox Co. Ltd.
and Horiba Ltd.

ALESSANDRO OVI, Rome, Italy
Chief Executive Officer, Tecnitel

ROZANNE L. RIDGWAY, Washington, D.C.
Chair, Baltic American Enterprises Fund;
former Co-Chair, Atlantic Council of the United States

HENRY B. SCHACHT, New York, New York
Director and Senior Advisor, E.M. Warburg,
Pincus & Co., LLC; Director, Lucent Technologies

ORVILLE H. SCHELL, Berkeley, California
Dean, Graduate School of Journalism,
University of California at Berkeley

BRUCE B. TEELE, Melbourne, Australia
Chairman of the Board, Australian Foundation
Investment Co., Ltd.; former Chairman of the Board and Chief Executive Officer, J.B. Were & Son

OFFICES OF THE FUND AND OF THE
INVESTMENT ADVISER,
CAPITAL RESEARCH AND MANAGEMENT COMPANY
333 South Hope Street
Los Angeles, California 90071-1443

135 South State College Boulevard
Brea, California 92821-5823

TRANSFER AGENT FOR SHAREHOLDER ACCOUNTS
American Funds Service Company
(Please write to the address nearest you.)
P.O. Box 2205
Brea, California 92822-2205

P.O. Box 659522
San Antonio, Texas 78265-9522

P.O. Box 6007
Indianapolis, Indiana 46206-6007

P.O. Box 2280
Norfolk, Virginia 23501-2280

CUSTODIAN OF ASSETS
The Chase Manhattan Bank
One Chase Manhattan Plaza
New York, New York 10081-0001

COUNSEL
O'Melveny & Myers LLP
400 South Hope Street
Los Angeles, California 90071-2899

INDEPENDENT ACCOUNTANTS
PricewaterhouseCoopers LLP
400 South Hope Street
Los Angeles, California 90071-2889

PRINCIPAL UNDERWRITER
American Funds Distributors, Inc.
333 South Hope Street
Los Angeles, California 90071-1462

This report is for the information of shareholders of New Perspective Fund, but it may also be used as sales literature when preceded or accompanied by the current prospectus, which gives details about charges, expenses, investment objectives and operating policies of the fund. If used as sales material after December 31, 1999, this report must be accompanied by an American Funds Group Statistical Update for the most recently completed calendar quarter.

FOR INFORMATION ABOUT YOUR ACCOUNT OR ANY OF THE FUND'S SERVICES, PLEASE CONTACT YOUR FINANCIAL ADVISER. YOU MAY ALSO CALL AMERICAN FUNDS SERVICE COMPANY, TOLL-FREE, AT 800/421-0180 OR VISIT WWW.AMERICANFUNDS.COM ON THE WORLD WIDE WEB.


PREPARING FOR THE YEAR 2000

The fund's key service providers - Capital Research and Management Company, the investment adviser, and American Funds Service Company, the transfer agent - have updated all computer systems to process date-related information properly following the turn of the century. Other preparations continue, including external monitoring and contingency planning. If you'd like more detailed information, call Shareholder Services at 800/421-0180, ext. 21, or visit our Web site at www.americanfunds.com